Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Payment of dividends to preferred shareholders
On March 21, 2024, we paid $349 of accumulated dividends to our Series B preferred shareholders.
On March 25, 2024, we paid $15,418 of accumulated dividends to our Series A preferred shareholders.
On March 27, 2024, Waha LATAM Investments Limited decided to convert our 50,000 Series B into ordinary shares at a conversion price of $9.251 per share and a conversion rate of 108.1081 ordinary shares per Series B referred share representing 5,405,405 ordinary shares on an as-converted basis. For this conversion, we utilized our treasury stock held in portfolio. The Series B Preferred Shares were effective converted and sold by Waha on April 1, 2024.